POSTRETIREMENT BENEFIT PLANS	3 Months Ended	12 Months Ended
	Mar. 31, 2024	Dec. 31, 2023
Retirement Benefits [Abstract]
POSTRETIREMENT BENEFIT PLANS
NOTE 13. POSTRETIREMENT BENEFIT PLANS.
GE Vernova sponsored plans, including those allocated to GE Vernova in connection with the
Spin-Off,
are presented in three categories: principal pension plans, other pension plans, and principal retiree benefit plans. Refer to Note 13 in the audited combined financial statements included in the Information Statement for further information for the year ended December 31, 2023.
The components of benefit plans cost (income) other than the service cost are included in the caption
Non-operating
benefit income in our Combined Statement of Income (Loss).

	2024			2023
Three months ended March 31 ,	Principal pension	Other pension	Principal retiree benefit	Principal pension	Other pension	Principal retiree benefit
Service cost – operating	$6	$8	$1	$6	$9	$2
Interest cost	135	57	9	141	61	10
Expected return on plan assets	(184)	(84)	—	(189)	(86)	—
Amortization of net loss (gain)	(46)	8	(11)	(51)	1	(11)
Amortization of prior service cost (credit)	2	(2)	(15)	1	(1)	(15)
Curtailment/settlement gain	—	—	—	—	(3)	—
Non-operating benefit costs (income)	$(93)	$(21)	$(17)	$(98)	$(28)	$(16)
Net periodic expense (income)	$(87)	$(13)	$(16)	$(92)	$(19)	$(14)
Defined Contribution Plan.
Expenses associated with our eligible U.S. employees’ participation in GE’s defined contribution plan represent the employer contributions for GE Vernova employees and were $35 million and $30 million for the three months ended March 31, 2024 and 2023, respectively.

NOTE 13. POSTRETIREMENT BENEFIT PLANS
Pension Benefits and Retiree Health and Life Benefits Sponsored by GE, Allocated to GE Vernova in Connection with the Separation.
On January 1, 2023, in advance of the Separation, Principal and other pension plans sponsored by GE, which were previously accounted for as multiemployer plans, were legally split and allocated to GE Vernova beginning in 2023. Liabilities related to the retiree health and life benefit plans sponsored by GE were allocated to GE Vernova as a participating employer and are accounted for as multiple employer plans starting in 2023. The funding status related to the plans as of the plans’ separation or allocation date effective January 1, 2023, are shown in the table below.

As of January 1, 2023	Benefit Obligation	Fair Value of Plan Assets	Deficit/ (Surplus)	Unrecognized gain (loss) to be recorded in AOCI
GE Energy Pension Plan	$10,068	$9,594	$474	$949
GE Energy Supplementary Pension Plan	510	—	510	107
Retiree Benefit Plans	801	—	801	840
Other Pension Plans(a)	1,352	1,568	(216)	(264)
Total	$12,731	$11,162	$1,569	$1,632

(a)	Consists primarily of amounts related to pension plans in the United Kingdom, Canada and the Netherlands.
Prior to the separation of these plans, certain GE Vernova employees were covered under various pension and retiree health and life plans sponsored by GE, including the GE Pension Plan and GE Supplementary Pension Plan, the retiree benefit plans, and other pension plans. Relevant participation costs for certain
GE-sponsored
employee benefit plans were allocated to the Company and recognized in the Combined Statement of Income (Loss) for the years ended December 31, 2022 and 2021. These included service costs for active employees in the GE Pension Plan, the GE Supplementary Pension Plan, the retiree benefit plans, and other pension plans. We did not record any assets or liabilities associated with our participation in these plans in our Combined Statement of Financial Position as of December 31, 2022. Expenses associated with our employees’ participation in the principal pension plans and principal retiree benefit plans, which represent the majority of related expense, were $61 million and $79 million for the years ended December 31, 2022 and 2021, respectively.
Defined Contribution Plan
. Expenses associated with our employees’ participation in GE’s defined contribution plan represent the employer contributions for GE Vernova employees and were $130 million, $135 million and $124 million for the years ended December 31, 2023, 2022 and 2021, respectively.
Pension Benefits and Retiree Health and Life Benefits Sponsored by GE Vernova, Including Those Allocated to GE Vernova in Connection with the Separation.
GE Vernova sponsored plans, including those allocated to GE Vernova in connection with the Separation, are presented in three categories: principal pension plans, other pension plans and principal retiree benefit plans. Certain of these pension plans, including the principal pension plans, are closed to new participants. Smaller pension plans with pension assets or obligations that have not reached $50 million and other retiree benefit plans are not presented. Information in this Note is as of December 31 measurement date for these plans. Plans that were allocated to GE Vernova on January 1, 2023 are included in the plan disclosures below beginning in 2023.

	Plan category	Participants	Funding	Comments
Principal Pension Plans	GE Energy Pension Plan	Covers U.S. participants ~37,100 retirees and beneficiaries, ~10,800 vested former employees and ~5,600 active employees	Our funding policy is to contribute amounts sufficient to meet minimum funding requirements under employee benefit and tax laws. We may decide to contribute additional amounts beyond this level.	This plan has been closed to new participants since 2012. Benefits for employees with salaried benefits were frozen effective January 1, 2021, and thereafter these employees received increased company contributions in the company sponsored defined contribution plan in lieu of participation in a defined benefit plan (announced October 2019).
	GE Energy Supplementary Pension Plan	Provides supplementary benefits to higher-level, longer-service U.S. employees	Unfunded. We pay benefits from company cash.	The annuity benefit has been closed to new participants since 2011 and has been replaced by an installment benefit (which was closed to new executives after 2020). Benefits for employees who became executives before 2011 were frozen effective January 1, 2021, and thereafter these employees accrue the installment benefit.
Other Pension Plans(a)	24 predominantly non-U.S. pension plans with pension assets or obligations that have reached $50 million	Covers ~32,300 retirees and beneficiaries, ~17,400 vested former employees and ~7,100 active employees	Our funding policy is to contribute amounts sufficient to meet minimum funding requirements under employee benefit and tax laws in each country. We may decide to contribute additional amounts beyond this level. We pay benefits for some plans from company cash.	In certain countries, benefit accruals have ceased and/or have been closed to new hires as of various dates.

	Plan category	Participants	Funding	Comments
Principal Retiree Benefit Plans	Provides health and life insurance benefits to certain eligible participants. Participants share in the cost of the healthcare benefits.	Covers U.S. participants ~35,700 retirees and dependents and ~4,800 active employees	We fund retiree health benefit plans on a pay-as-you-go basis.	Participants share in the cost of the healthcare benefits.

(a)	Disclosed plans that fall below $50 million are not removed from the presentation unless part of a disposition or plan termination.
Funding
. The Employee Retirement Income Security Act (“ERISA”) determines minimum funding requirements in the U.S. No contributions were required or made for the GE Energy Pension Plan during 2023 and, based on our current assumptions, we do not anticipate having to make additional required contributions to the plan in the near future. On an ERISA basis, our estimate is that the GE Energy Pension Plan was 86.7% funded for 2023. The GAAP funded status is 92.7% for 2023.
As of the measurement date of December 31, we would expect to pay approximately $30 million for benefit payments under our GE Energy Supplementary Pension Plan and administrative expenses of our principal pension plans and would expect to contribute approximately $60 million to other pension plans in 2024. We fund retiree benefit plans on a pay-as-you-go
basis. As of the measurement date of December 31, we would expect to contribute approximately $80 million in 2024 to fund such benefits.
Plan Obligations in Excess of Plan Assets

	2023	2022
As of December 31,	Principal pension	Other pension	Principal retiree benefit	Other pension
Projected / Accumulated postretirement benefit obligation(a)	$10,780	$1,048	$766	$948
Fair value of plan assets	9,491	410	—	406
Funded status – surplus (deficit)	$(1,289)	$(638)	$(766)	$(542)

(a)	Represents projected benefit obligation for pension plans and accumulated postretirement benefit obligation for Principal retiree benefit plans.

Components of Expense (Income)

	2023			2022	2021
As of December 31,	Principal pension	Other pension	Principal retiree benefit	Other pension	Other pension
Service cost – operating	$24	$31	$6	$30	$44
Interest cost	561	248	41	94	86
Expected return on plan assets	(756)	(349)	—	(281)	(313)
Amortization of net loss (gain)	(210)	4	(45)	9	47
Amortization of prior service cost (credit)	4	(6)	(59)	(7)	(7)
Curtailment / settlement loss (gain)	—	(6)	—	(7)	30
Non-operating benefit costs (income)	$(401)	$(109)	$(63)	$(192)	$(157)
Net periodic expense (income)	$(377)	$(78)	$(57)	$(162)	$(113)
Weighted-average benefit obligations assumptions
Discount rate	5.19%	3.51%	5.08%	3.93%	1.42%
Compensation increases	3.85%	2.12%	3.24%	1.88%	1.69%
Initial healthcare trend rate(a)	N/A	N/A	6.50%	N/A	N/A
Weighted-average benefit cost assumptions
Discount rate	5.53%	3.93%	5.43%	1.42%	1.00%
Expected rate of return on plan assets	7.00%	5.65%	0.00%	4.70%	4.98%

(a)	For 2023, ultimately declining to 5.00% for 2030 and thereafter.
Plan Funded Status

	2023			2022
Change in Projected Benefit Obligations	Principal pension	Other pension	Principal retiree benefit	Other pension
Balance at January 1,	$—	$4,756	$—	$7,054
Service cost	24	31	6	30
Interest cost	561	248	41	94
Participant contributions	3	19	10	18
Plan amendments	17	—	—	—
Actuarial loss (gain) – net(a)	300	438	(5)	(1,633)
Benefits paid	(766)	(424)	(87)	(353)
Curtailments/settlement	—	(11)	—	—
Transfers and other – net(b)	10,641	1,343	801	—
Exchange rate adjustments	—	312	—	(454)
Balance as of December 31,	$10,780 (c)	$6,712	$766 (d)	$4,756
Change in Plan Assets
Balance at January 1,	$—	$4,805	$—	$6,875
Actual gain (loss) on plan assets	602	437	—	(1,333)
Employer contributions	28	102	77	44
Participant contributions	3	19	10	18
Benefits paid	(766)	(424)	(87)	(353)
Curtailments/settlement	—	(11)	—	—
Transfers and other – net(b)	9,624	1,569	—	—
Exchange rate adjustments	—	354	—	(446)
Balance as of December 31,	$9,491	$6,851	$—	$4,805
Funded status – surplus (deficit)	$(1,289)	$139	$(766)	$49

(a)	Primarily due to the impact of discount rates.
(b)	Primarily relates to plans allocated to GE Vernova on January 1, 2023.
(c)	The benefit obligation for the GE Energy Supplementary Pension Plan, which is an unfunded plan, was $541 million at December 31, 2023.
(d)	The benefit obligation for retiree health plans was $447 million at December 31, 2023.
Amounts Recorded in the Combined Statements of Financial Position

	2023			2022
As of December 31,	Principal pension	Other pension	Principal retiree benefit	Other pension
Non-current assets – other	$—	$775	$—	$591
Current liabilities – other	(30)	(18)	(77)	(16)
Non-current liabilities – compensation and benefits	(1,259)	(581)	(689)	(491)
Liabilities of business held for sale	—	(37)	—	(35)
Net amount recorded	$(1,289)	$139	$(766)	$49
Amounts Recorded in AOCI

	2023			2022	2021
As of December 31,	Principal pension	Other pension	Principal retiree benefit	Other pension	Other pension
Prior service cost (credit)	$12	$(25)	$(366)	$(28)	$(36)
Net loss (gain)	(404)	719	(375)	91	122
Total recorded in AOCI	$(392)	$694	$(741)	$63	$86
Assumptions Used in Calculations.
Our defined benefit pension plans are accounted for on an actuarial basis, which requires the selection of various assumptions, including a discount rate, a compensation assumption, an expected return on assets, mortality rates of participants and expectation of mortality improvement.
Projected benefit obligations are measured as the present value of expected benefit payments. We discount those cash payments using a discount rate. We determine the discount rate using the weighted-average yields on high-quality fixed-income securities with maturities that correspond to the payment of benefits. Lower discount rates increase present values and generally increase subsequent-year pension expense; higher discount rates decrease present values and generally reduce subsequent-year pension expense.
The compensation assumption is used to estimate the annual rate at which pay of plan participants will grow. If the rate of growth assumed increases, the size of the pension obligations will increase, as will the amount recorded in AOCI in our Statement of Financial Position and amortized into earnings in subsequent periods.
The expected return on plan assets is the estimated long-term rate of return that will be earned on the investments used to fund the benefit obligations. To determine the expected long-term rate of return on pension plan assets, we consider our asset allocation, as well as historical and expected returns on various categories of plan assets. In developing future long-term return expectations for our principal benefit plans’ assets, we formulate views on the future economic environment, both in the U.S. and abroad. We evaluate general market trends and historical relationships among a number of key variables that impact asset class returns such as expected earnings growth, inflation, valuations, yields and spreads, using both internal and external sources. We also take into account expected volatility by asset class and diversification across classes to determine expected overall portfolio results given our asset allocation. Based on our analysis, we have assumed a 7.0% long-term expected return on the GE Energy Pension Plan assets for cost recognition in 2023 and 2024.
The healthcare trend assumptions primarily apply to our
pre-65
retiree medical plans. Most participants in our
post-65
retiree plan have a fixed subsidy and therefore are not subject to healthcare inflation.
We evaluate these critical assumptions at least annually on a plan and country-specific basis. We periodically evaluate other assumptions involving demographics factors such as retirement age and turnover, and update them to reflect our actual experience and expectations for the future. Actual results in any given year will often differ from actuarial assumptions because of economic and other factors. Differences between our actual results and what we assumed are recorded in AOCI each period and are amortized into earnings over the remaining average future service of active participating employees or the expected life of inactive participants, as applicable.
The Composition of our Plan Assets.
The fair value of our pension plans’ investments is presented below. The inputs and valuation techniques used to measure the fair value of these assets are described in Note 2 and have been applied consistently.
Composition of Plan Assets

	2023		2022
As of December 31,	Principal pension	Other pension	Other pension
Global equity securities	$634	$943	$784
Debt securities(a)	4,598	2,759	2,500
Real estate	247	12	15
Private equities and other investments	197	161	134
Plan assets measured at fair value	$5,676	$3,875	$3,433
Global equity securities	1,013	391	$75
Debt securities	609	1,554	256
Real estate	340	775	722
Private equities and other investments	1,853	256	319
Plan assets measured at net asset value	3,815	2,976	$1,372
Total plan assets	$9,491	$6,851	$4,805

(a)
GE Energy Pension Plan assets as of December 31, 2023 includes $2,105 million of U.S. corporate debt securities, primarily made up of investment-grade bonds of U.S. issuers from diverse industries, and $1,932 million of other debt securities, primarily made up of investments in residential and commercial mortgage-backed securities,
non-U.S.
corporate and government bonds and U.S. government, federal agency, state and municipal debt. Other pension plan assets as of December 31, 2023 and December 31, 2022 includes debt securities primarily made up of fixed income and cash investment funds.

Those investments that were measured at Net Asset Value (“NAV”) as a practical expedient were excluded from the fair value hierarchy.
GE Energy Pension Plan investments with a fair value of $383 million at December 31, 2023 were classified within Level 3 and primarily relate to private equities and real estate. The remaining investments were substantially all considered Level 1 and 2. Investments with a fair value of $1,272 million were classified within Level 1 and primarily relate to global equities and cash. Investments with a fair value of $4,050 million were classified within Level 2 and primarily relate to debt securities.

Other pension plan investments with a fair value of $18 million and $23 million at December 31, 2023 and 2022, respectively, were classified within Level 3 and primarily relate to private equities and real estate. The remaining investments were substantially all considered Level 1 and 2. Investments with a fair value of $757 million and $668 million at December 31, 2023 and 2022, respectively, were classified within Level 1 and primarily relate to equity securities. Investments with a fair value of $2,766 million and $2,616 million at
December
31, 2023 and 2022, respectively, were classified within Level 2 and primarily relate to debt securities.

	2023 Target allocation		2023 Actual allocation
	Principal pension	Other pension (weighted average)	Principal pension	Other pension (weighted average)
Global equity securities	10.0 - 30.0%	19%	17%	19%
Debt securities (including cash equivalents)	31.0 - 81.5%	59%	55%	63%
Real estate	1.0 - 10.0%	8%	6%	12%
Private equities and other investments	6.0 - 34.0%	14%	22%	6%
Plan fiduciaries set investment policies and strategies for the assets held in GE Energy Pension Plan and oversee its investment allocation, which includes selecting investment managers, and setting long-term strategic targets.
GE securities represented 0.2% of the GE Energy Pension Plan assets at December 31, 2023.

Annualized Returns(a)	1 year	5 years	10 years	25 years
GE Energy Pension Plan	6.6%	5.2%	4.6%	5.3%

(a)	Prior to 2023, the annualized returns represent GE Pension Plan.

Expected Future Benefit Payments of our Benefit Plans(a)	Principal pension	Other pension	Principal retiree benefit
2024	$780	$400	$80
2025	785	380	80
2026	785	380	75
2027	785	390	75
2028	785	390	75
2029 – 2033	3,850	1,975	325

(a)	As of the measurement date of December 31, 2023.

Pre-tax
Cost of Postretirement Benefit Plans and Changes in Other Comprehensive Income

	2023			2022	2021
As of December 31,	Principal pension	Other pension	Principal retiree benefit	Other pension	Other pension
Cost (income) of postretirement benefit plans	$(377)	$(78)	$(57)	$(162)	$(113)
Changes in other comprehensive loss (income)
Prior service cost (credit) – current year	17	—	—	—	(2)
Net loss (gain) – current year	454	355	(5)	(28)	(591)
Reclassifications out of AOCI
Transfers and other – net(a)	(1,069)	268	(840)	—	—
Curtailment/settlement gain (loss)	—	6	—	6	(24)
Amortization of net gain (loss)	210	(4)	45	(9)	(47)
Amortization of prior service credit (cost)	(4)	6	59	8	7
Total changes in other comprehensive loss (income)	(392)	631	(741)	(23)	(657)
Cost (income) of postretirement benefit plans and changes in other comprehensive loss (income)	$(769)	$553	$(798)	$(185)	$(770)

(a)	Primarily relates to plans allocated to GE Vernova on January 1, 2023.